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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 27, 1998


                   First Alliance Mortgage Loan Trust 1998-1F
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                 333-44585-02                 13-7148828
-------------------------------    ----------------          -------------------
(State or Other Jurisdiction of    (Commission File           (I.R.S. Employer
         Incorporation)                 Number)              Identification No.)


       c/o Wilmington Trust Company,
             as Owner Trustee
         1100 North Market Street
           Wilmington, Delaware                                      19890
  ----------------------------------------                        ----------
  (Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code (302) 651-1000


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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


Item 5.  Other Events.

         Reference is hereby made to the Registration Statement on Form S-3 (Registration File No. 333- 44585) filed by First Alliance Mortgage Company ("First Alliance") with the Securities and Exchange Commission (the "Commission") on January 21, 1998, as amended by Amendment No. 1 to the Registration Statement on Form S-3 dated February 3, 1998, pursuant to which First Alliance registered $750,000,000 aggregate principal amount of its mortgage loan asset-backed certificates and notes, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated March 10, 1998, and the related Prospectus Supplement, dated March 10, 1998, which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the FIRST ALLIANCE MORTGAGE LOAN TRUST 1998-1F Fixed Rate Mortgage Loan Asset Backed Notes, Series 1998-1F (the "Notes").

         The Notes were sold to Wheat First Securities, Inc., acting through First Union Capital Markets, a division of Wheat First Securities, Inc. (the "Underwriter") pursuant to the terms of an underwriting agreement dated March 10, 1998 (the "Underwriting Agreement") between First Alliance and the Underwriter. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

         The Notes were issued pursuant to an Indenture dated as of March 1, 1998 (the "Indenture") between First Alliance Mortgage Loan Trust 1998-1F (the "Trust") and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"). A copy of the Indenture is filed herewith as Exhibit 4.1.

         The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust primarily include a pool of fixed rate mortgage loans (the "Mortgage Loans") secured by first lien mortgages or deeds of trust on one-to-four family residential properties.

         Beneficial interests in the Trust are represented by certificates issued pursuant to the Trust Agreement dated as of March 1, 1998 (the "Trust Agreement") between First Alliance and Wilmington Trust Company, as Owner Trustee. A copy of the Trust Agreement is filed herewith as Exhibit 4.2.

         The Mortgage Loans were sold by First Alliance, as Seller, to the Trust pursuant to the terms of a Sale and Servicing Agreement dated as of March 1, 1998 (the "Sale and Servicing Agreement") among the Trust, as Issuer, First Alliance, as Seller and Servicer, and the Indenture Trustee. The Mortgage Loans will be serviced by First Alliance, as Servicer, pursuant to the terms of the Sale and Servicing Agreement. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.1

         As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated March 10, 1998 and the Prospectus Supplement dated March 10, 1998, filed pursuant to Rule 424(b)(5) of the Act on March 20, 1998.

         On March 31, 1998, the Trust acquired $12,910,585.74 of Subsequent Mortgage Loans pursuant to the terms of the Sale and Servicing Agreement and the Subsequent Transfer Agreement dated as of March 31, 1998 and attached hereto as
Exhibit 10.2, between First Alliance, as Seller and Servicer, and the Indenture Trustee on behalf of the Trust. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated March 10, 1998 and the Prospectus Supplement dated March 10, 1998, filed pursuant to Rule 424(b)(5) of the Act on March 20, 1998.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

          1.1 Underwriting Agreement dated March 10, 1998, between First Alliance Mortgage Company and Wheat First Securities, Inc., acting through First Union Capital Markets, a division of Wheat First Securities, Inc.

          4.1 Indenture, dated as of March 1, 1998, between First Alliance Mortgage Loan Trust 1998-1F, as Issuer and The Chase Manhattan Bank, as Indenture Trustee.

          4.2 Trust Agreement, dated as of March 1, 1998 between First Alliance Mortgage Company and Wilmington Trust Company, as Owner Trustee.

          10.1 Sale and Servicing Agreement dated as of March 1, 1998, among First Alliance Mortgage Company, as Seller and Servicer, First Alliance Mortgage Loan Trust 1998-1F, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee.

          10.2 Subsequent Transfer Agreement dated as of March 31, 1998, between First Alliance Mortgage Company and First Alliance Mortgage Loan Trust 1998-1F.

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        By:  FIRST ALLIANCE MORTGAGE COMPANY,
                                             as Company


                                        By:     /s/ Mark K. Mason
                                                --------------------------
                                        Name:   Mark K. Mason
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


Dated: April 9, 1998

                                  EXHIBIT INDEX

Exhibit No.                           Description                                    Page No.
-----------                           -----------                                    --------
   1.1           Underwriting Agreement dated March 10, 1998, between First
                 Alliance Mortgage Company and Wheat First Securities, Inc.,
                 acting through First Union Capital Markets, a division of Wheat
                 First Securities, Inc.

   4.1           Indenture, dated as of March 1, 1998, between First Alliance
                 Mortgage Loan Trust 1998-1F, as Issuer and The Chase Manhattan
                 Bank, as Indenture Trustee.

   4.2           Trust Agreement, dated as of March 1, 1998 between First
                 Alliance Mortgage Company and Wilmington Trust Company, as
                 Owner Trustee.

   10.1          Sale and Servicing Agreement dated as of March 1, 1998, among
                 First Alliance Mortgage Company, as Seller and Servicer, First
                 Alliance Mortgage Loan Trust 1998-1F, as Issuer, and The Chase
                 Manhattan Bank, as Indenture Trustee.

   10.2          Subsequent Transfer Agreement dated as of March 31, 1998, between
                 First Alliance Mortgage Company and First Alliance Mortgage Loan
                 Trust 1998-1F.